UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2022, Domingo Solís-Hernández was appointed as a member of the Boards of Managers of Cleco Corporate Holdings LLC (“Cleco”) and Cleco Power LLC (“Cleco Power” and together with Cleco, the “Company”). Under the governance arrangements contained in the organizational agreements of Cleco, Cleco Power and Cleco Partners L.P., entities managed by each of Macquarie Infrastructure Partners III, L.P. (“Macquarie”), British Columbia Investment Management Corporation, and John Hancock Financial (or their affiliates through which they own their interests in the Company) have the right to designate certain managers of the Company. Mr. Solís-Hernández was appointed to the Boards of Managers by MIP Cleco Partners L.P., an affiliate of Macquarie. The Company expects to appoint Mr. Solís-Hernández to specific committees at a later date. Mr. Solís-Hernández does not receive additional compensation for his service on the Boards of Managers, which is consistent and on the same basis as the other members of the Boards of Managers appointed by the Owner Group as described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 as filed with the Securities & Exchange Commission on March 3, 2021. Except as noted above, there are no other arrangements or understandings between Mr. Solís-Hernández and any other persons pursuant to which Mr. Solís-Hernández was selected as a Manager.

Mr. Solís-Hernández is a Managing Director at Macquarie Asset Management where he oversees origination of new assets and works with management teams of portfolio companies in the infrastructure sector. Mr. Solís-Hernández is 43 years old and has over 18 years of experience in the infrastructure sector. Since 2012, he has worked for the Macquarie Group in Europe and the U.S. Prior to Macquarie, he worked as a merger & acquisition investment banker and started his career working as a consultant engineer. Mr. Solís-Hernández previously served as a director of Italian companies Hydro Dolomiti Energia, a hydro operator, and Societa Gasdotti Italia, a natural gas transmission operator. He also served as a director of Renvico, a renewables operator in France and Italy. Mr. Solís-Hernández holds a Bachelor’s degree and a Master’s degree in Industrial Engineering from the University of Malaga and a Master of Business Administration from the University of Kentucky.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: February 28, 2022	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: February 28, 2022	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer